                                                                     Exhibit 4.1

                       [LOGO OF NATIONWIDE APPEARS HERE]      INCORPORATED UNDER
                                                                  LAWS OF THE
                                                               STATE OF DELAWARE

==========                                                            ==========
  NUMBER                                                                SHARES
C                          NATIONWIDE ELECTRIC, INC.
==========                                                            ==========

THIS CERTIFICATE IS                                          SEE REVERSE FOR
   TRANSFERABLE                                              CERTAIN DEFINITIONS
IN NEW YORK, NY OR                                           CUSIP 638609 10 7
MINNEAPOLIS, MN

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THIS CERTIFIES THAT



IS THE OWNER OF
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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Nationwide Electric, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
     This certificate and the shares of stock represented hereby are issued and shall be held subject to all of the provisions of the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Corporation, and all amendments thereto, copies of which are on file at the office of the Transfer Agent, to all of which the holder, by accepting this certificate, assents.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:              [DELAWARE CORPORATE SEAL OF NATIONWIDE
                         ELECTRIC, INC. APPEARS HERE]
COUNTERSIGNED AND REGISTERED:                           [SIGNATURES APPEAR HERE]
     NORWEST BANK MINNESOTA, N.A.
          TRANSFER AGENT AND REGISTRAR                                 PRESIDENT
BY
                                                        [SIGNATURES APPEAR HERE]
                  AUTHORIZED SIGNATURE
                                                                       SECRETARY
(C)  AMERICAN BANKNOTE COMPANY
=======================================   ======================================

                           NATIONWIDE ELECTRIC, INC.

     The Corporation will furnish to any shareholder, upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each authorized class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights, to the extent that the same have been fixed. Such request may be made to the Secretary of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM -- as tenants in common
     TEN ENT -- as tenants by the entireties
     JT TEN  -- as joint tenants with right of
                survivorship and not as tenants
                in common

     UNIF GIFT MIN ACT --______________Custodian______________
                             (Cust)                (Minor)
                         Under Uniform Gifts to Minors
                         Act _________________________
                                      (State)

     UNIF TRANS MIN ACT--______________Custodian______________
                             (Cust)                (Minor)
                         Under Uniform Transfers to Minors
                         Act _________________________
                                      (State)

   Additional abbreviations may also be used though not in the above list.

     For value received,_____________________hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
     _______________________________________

     _______________________________________


     ______________________________________________________________________
        (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE,
                                  OF ASSIGNEE

     ______________________________________________________________________

     ______________________________________________________________________

________________________________________________________________Shares of the
Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint ____________________________

______________________________________________________________Attorney to
transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________



                    X
                    ___________________________________________________________
          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


Signature(s) Guaranteed



By____________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AG-15.